UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2014

FS Investment Corporation II

(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	814-00926 (Commission File Number)	80-0741103 (I.R.S. Employer Identification No.)
Cira Centre 2929 Arch Street, Suite 675 Philadelphia, Pennsylvania (Address of principal executive offices)	19104 (Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On March 5, 2014, FS Investment Corporation II (the “Company”) increased its public offering price from $10.55 per share to $10.60 per share. The increase in the public offering price was effective as of the Company’s weekly closing held on March 5, 2014 and first applied to subscriptions received from and after February 26, 2014. The purpose of the increase in the public offering price was to ensure that the Company’s net asset value per share (the “NAV Per Share”) did not exceed the Company’s offering price per share, after deducting selling commissions and dealer manager fees, as required by the Investment Company Act of 1940, as amended.

Item 8.01.	Other Events.

  Consistent with previous guidance provided by the Company, the Company closed its public offering to new investors as of March 5, 2014. Following the closing of the offering, the Company expects that, subject to the discretion of the Company’s board of directors (the “Board”) and applicable law:

•	it will continue to conduct quarterly tender offers pursuant to its share repurchase program;

•	distributions will be declared and paid on a monthly basis, as determined by the Board; and

•	the Company’s distribution reinvestment plan will remain in effect and participating stockholders will be able to reinvest distributions at a price determined by the Board or a committee thereof, in its sole discretion, that is (i) not less than the NAV Per Share determined in good faith by the Board or a committee thereof, in its sole discretion, immediately prior to the payment of the distribution and (ii) not more than 2.5% greater than the NAV Per Share as of such date.

Forward-Looking Statements

This Current Report on Form 8-K may contain certain forward-looking statements, including statements with regard to the future performance and operation of the Company.  Words such as “believes,” “expects,” “projects” and “future” or similar expressions are intended to identify forward-looking statements.  These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions.  Certain factors could cause actual results to differ materially from those projected in these forward-looking statements, and some of these factors are enumerated in the filings the Company makes with the Securities and Exchange Commission.  The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Investment Corporation II

Date:	March 11, 2014	By:	/s/ Michael C. Forman
Michael C. Forman
President and Chief Executive Officer